SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 16, 2003

WesBanco, Inc.
(Exact name of registrant as specified in its charter)

 West Virginia         0-8467         55-0571723
(State or other jurisdiction     (Commission      (IRS Employer
    of incorporation)         File Number)               Identification No.)

1 Bank Plaza, Wheeling, WV 26003
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (304) 234-9000

Former name or former address, if changed since last report Not Applicable

ITEM 9. Regulation FD Disclosure and ITEM 12. Results of Operations and Financial Condition.

On October 16, 2003, WesBanco, Inc. issued a news release announcing its earnings for the quarter and nine months ended September 30, 2003. This news release along with related financial highlights is being furnished as Exhibit 99.1 in this Form 8-K under both Item 9 – Regulation FD Disclosure and Item 12 – Results of Operations and Financial Condition and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         WesBanco, Inc.
                         (Registrant)

October 16, 2003                /s/ Robert H. Young
         Date                  Robert H. Young
   Executive Vice President & Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number         Description
        99.1       Press Release issued by WesBanco, Inc., dated October 16, 2003.